UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2024

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Stock Purchase Agreement, dated March 15, 2024, regarding La Rosa Realty California

On April 26, 2024, La Rosa Holdings Corp., a Nevada corporation (the “Company”), and Yeimalis Acevedo-Rasmussen (“Selling Stockholder”) entered into an amendment agreement (the “Amendment”) to correct an inadvertent error in the original stock purchase agreement, dated March 15, 2024 (the “Purchase Agreement”), by and among the Company, Selling Stockholder of La Rosa Realty California, a California corporation (“Realty California”). The Amendment rectified that mistake by stipulating the actual intent of the parties: the sale of ten (10) shares, representing one percent (1%) of the issued and outstanding shares of Realty California, by the Selling Stockholder to the Company. This acquisition was part of the Company's strategic initiatives to expand its operational footprint and increase its stake in Realty California. The acquisition of the ten (10) shares by the Company results in the Company owning an aggregate of 510 shares of common stock of Realty California, representing 51% of Realty California’s issued and outstanding shares of common stock. The purchase price for the ten (10) shares remains as initially agreed to in the Purchase Agreement, $2,413.99, which was settled by the issuance of 1,387 unregistered shares of the Company’s common stock to the Selling Stockholder based on $1.74 per share, the closing price of the Company’s common stock reported by The Nasdaq Stock Market, LLC for the previous trading day.

Except for the Amendment, all other terms of the Purchase Agreement and exhibits thereto remain unchanged and in full force and effect.

In compliance with regulatory requirements, the Company timely filed a Form 8-K with the Securities and Exchange Commission (SEC) on March 21, 2024, disclosing and filing the Purchase Agreement and the transactions contemplated thereby.

A copy of the Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment, dated April 26, 2024, to the Stock Purchase Agreement, dated March 15, 2024, between La Rosa Holdings Corp. and Selling Stockholder of La Rosa Realty California
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2024	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

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